SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 2005

                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-13347                06-1582875
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 (State or other jurisdiction of     (Commission           I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)

         ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
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        (Address of principal executive offices)                  (Zip Code)

                                 (201) 592-6451
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

         On November 14, 2005, Neurologix, Inc (the "Company") issued a press release announcing its earnings for the quarter ended September 30, 2005. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated by reference.

         The information, including the exhibit attached hereto, in this Item
2.02 is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On November 14, 2005, the Board of Directors (the "Board") of the Company expanded its size by one director and appointed two new directors to the Board. Elliot Singer was elected as a Class II director to fill the vacancy created by the October 1, 2005 resignation of Mark S. Hoffman. John E. Mordock was elected as a Class III director to fill the newly created position on the Board. Mr. Singer is a Managing Director of FairView Advisors, a financial services firm that he founded in September 2001. Mr. Singer founded and served as the CEO of A+ Network (formerly A+ Communications). Mr. Singer holds a B.A. from Tulane University and an MBA from the Leonard R. Stern School of Business at NYU. Mr. Mordock is a Partner of Red Bird Capital, LLC., a position he has held since 2001. From 1996 to 2001, Mr. Mordock was President and Chief Executive Officer and a director of Teleflex Instruments & Surgical Services. Mr. Mordock was also President, Chief Operating Officer and a director of Cabot Medical Corporation from 1981 to 1996. Mr. Mordock holds a B.S. and an MBA from La Salle University and an E.P.S.M. from the Graduate School of Business at Stanford University.

Item 7.01    Regulation of FD Disclosure

         On November 14, 2005, the Company issued a press release announcing its earnings for the quarter ended September 30, 2005. A copy of the press release of the Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEUROLOGIX, INC.


Date: November 14, 2005                     By:  /s/ Michael Sorell
                                               ----------------------
                                            Name:  Michael Sorell, M.D.
                                            Title: President and
                                                   Chief Executive Officer

                                    EXHIBITS

99.1     Press release, dated November 14, 2005